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EXECUTION COPY                                                      Exhibit 10.4


                             Dated 27 September 2002

                                 TELIA AB (PUBL)


                                       and

                             THE REPUBLIC OF FINLAND


                          REGISTRATION RIGHTS AGREEMENT




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REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of 27 September 2002,
BETWEEN:

(1) TELIA AB (PUBL), a corporation organized under the laws of the Kingdom of Sweden ("TELIA"); and

(2)      THE REPUBLIC OF FINLAND ("ROF" or the "SHAREHOLDER").

Preamble

(A) Telia and Sonera Corporation, a company limited by shares and incorporated in the Republic of Finland ("SONERA"), have entered into a Combination Agreement, dated 26 March 2002 (the "COMBINATION AGREEMENT") to merge through the Exchange Offer and, if necessary, through a mandatory redemption offer and compulsory acquisition proceedings in accordance with the Finnish Securities Market Act of 1989, as amended, and the Finnish Companies Act of 1978, as amended, respectively, all of the issued and outstanding shares of Sonera, without nominal value (the "SONERA SHARES"), and ADSs of Sonera, each representing one Sonera Share (each, a "SONERA ADS"), and certain other securities of Sonera, as described in more detail in the Combination Agreement;

(B) Telia and RoF wish to agree upon certain rights and obligations of RoF and Telia respectively in connection with the potential future disposition of Telia Equity Securities by RoF;

(C) Telia and the Kingdom of Sweden ("KOS") have entered into a similar registration rights agreement dated as of the date hereof in connection with the potential future disposition of Telia Equity Securities by KoS; and

(D) Capitalized terms used in this Agreement and not elsewhere defined shall have the respective meanings set forth in Annex A hereto;

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

1        REGISTRATION RIGHTS

1.1      DEMAND REGISTRATION OF REGISTRABLE SECURITIES

         1.1.1 Following the Closing Date, upon written notice by RoF requesting that Telia effect or cause to be effected the registration under the Securities Act of some or all of the Registrable Securities held by RoF, which notice shall specify the intended method or methods of disposition of such Registrable Securities (which method or methods shall not include offerings on a continuous or delayed basis pursuant to Rule 415 under the Securities Act or any similar or successor provision thereto), Telia will use its reasonable best efforts to effect or cause to be effected the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such registration request, provided that:

                  (i) Telia shall not be required to effect a registration under this Section 1.1.1, prior to the 180th calendar day after the Closing Date;

                  (ii) If RoF previously has disposed of Registrable Securities pursuant to a registration under this
                           Section 1.1.1, Telia shall not be required to effect a registration under this Section 1.1.1 until a period of at least 180 calendar days shall have elapsed from the effective date of the most recent



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                           preceding registration pursuant to this Section
                           1.1.1. For the avoidance of doubt, this restriction does not apply with respect to registrations pursuant to Section 1.2;

                  (iii) If, upon receipt of a registration request pursuant to this Section 1.1.1, Telia is advised by a recognized independent investment banking firm selected by Telia and agreed to by RoF, such agreement not to be unreasonably withheld, that, in such firm's opinion, a registration at that time and on the terms requested of any of the Registrable Securities proposed to be offered would be likely to have a material adverse affect on a public offering by Telia of Telia Shares (other than in connection with employee benefit and similar plans) (a "TELIA COMPANY OFFERING") that had been specifically approved by the Board of Directors of Telia prior to the date of the written registration request under this Section 1.1.1 (provided that Telia complies with Section 1.2 hereof with respect to such Telia Company Offering), Telia shall not be required to effect a registration pursuant to this Section 1.1.1 until the earliest of (i) the later of (a) 180 calendar days after the completion of such Telia Company Offering or (b) the termination of any "lock-up" period required by the underwriters, if any, to be applicable to RoF in connection with such Telia Company Offering, (ii) five Business Days after abandonment of such Telia Company Offering, (iii) 90 calendar days after the completion of such Telia Company Offering if, in connection with a Telia Company Offering, RoF has made a registration request pursuant to Section 1.2 and the number of Registrable Securities is "cut-back" pursuant to this Agreement by more than 10% and (iv) 240 calendar days after the date of the written registration request under this
                           Section 1.1.1;

                  (iv) If, while a registration request is pending under this Section 1.1.1, Telia determines in good faith that (i) the filing of a registration statement would require the disclosure of material, non-public information regarding Telia and (ii) public disclosure of such material information would be likely to have a significant adverse impact on Telia, then, on written notice signed by the Chairman of the Board of Directors or the Chief Executive Officer of Telia given to RoF setting forth details regarding the basis for such determination, Telia shall not be required to file or effect a registration pursuant to this Section 1.1.1 until the earlier of (a) the date that is 10 calendar days after such material information is disclosed to the public or ceases to be material to Telia, and (b) 90 calendar days after Telia provides such written notice of such determination to RoF; and

                  (v) Telia shall not be required to register any Registrable Securities under this Section 1.1.1 unless the aggregate number of Registrable Securities proposed to be registered by RoF shall represent at least 2.5% of outstanding Telia Shares.

         1.1.2 If a registration request pursuant to Section 1.1.1 involves an underwritten offering, RoF shall have the right to select the investment banking firm that will act as managing underwriter for the offering; provided, however, that such investment banking firm shall be approved by Telia (such approval not to be unreasonably withheld or delayed).

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         1.1.3    Telia may register Telia Shares or Telia ADSs for sale for its own account or the account of another person in a registration of Registrable Securities under Section 1.1.1, provided that, except as otherwise required under the terms of currently outstanding registration rights agreements of Telia, Telia shall not have the right to register any such securities to the extent that RoF is advised in writing (with a copy to Telia) by the managing underwriter for the offering of such Registrable Securities that, in such managing underwriter's opinion, registration of such other securities would reasonably be expected to adversely affect the offering and sale of such Registrable Securities. Notwithstanding the foregoing and subject to Section 1.2.2 hereof, if Telia or another person or entity has requested to have its Telia
                  Shares or Telia ADSs registered in the same offering as a registration of Registrable Securities under Section 1.1.1, the Registrable Securities shall have priority.

         1.1.4    RoF shall have the right to one registration pursuant to this
                  Section 1.1 in any six-month period up to a maximum of two registrations. If after Telia has exercised its right to delay a registration pursuant to Section 1.1.1(iii) or (iv), RoF withdraws its request for such registration, or if such registration is otherwise not completed, whether as a result of adverse market conditions or for any other reason, such registration or attempted registration shall not be counted as a registration under this Section 1.1.

1.2      "PIGGYBACK" REGISTRATION OF REGISTRABLE SECURITIES

         If at any time after the date hereof Telia proposes to register for public sale under the Securities Act (other than a registration on Form F-4 or S-8 or any successor or similar forms thereto), whether proposed to be offered for sale by Telia or any other person, including, without limitation, pursuant to the exercise by any other person or entity of any registration rights, any Telia Equity Securities on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, Telia will give prompt written notice to RoF of its intention to do so, describing such securities, and specifying the form and manner and the other relevant facts involved in such registration (including, without limitation, (i) whether or not such registration will be in connection with an underwritten offering of Telia Equity Securities and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (ii) if practicable, an estimate of the anticipated price range at which such securities are reasonably expected to be sold to the public). Upon the written request of RoF, to be delivered to Telia by RoF within 20 Business Days after the receipt of any such notice by RoF, which request shall specify the maximum number of Registrable Securities intended to be disposed of by RoF, Telia will use its reasonable best efforts to effect or cause to be effected, in connection with the registration of the Telia Equity Securities, the registration under the Securities Act of all Registrable Securities which Telia has been requested to register or cause to be registered by RoF, to the extent required to permit the disposition of Registrable Securities so to be registered; provided that:

         1.2.1 if Telia proposes to effect a primary registration pursuant to a Telia Company Offering and Telia shall have been advised in writing by a recognized independent investment banking firm selected by Telia and agreed by RoF, such agreement not to be unreasonably withheld, that, in such firm's opinion, the number of Telia Equity Securities proposed to be included in a registration under this Section 1.2 is greater than the number of Telia Equity Securities which can be offered without adversely affecting the offering, Telia shall be required to include in the registration

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                  only that number of Telia Equity Securities that the
                  independent investment banking firm believes should be included therein without adversely affecting the offering, and Telia Equity Securities shall be excluded from the registration in the following order: (i) first, Telia Equity Securities requested to be registered by any person other than KoS or RoF (but not including Telia Equity Securities to be registered by Telia for sale in a Telia Company Offering),
                  (ii) second Telia Equity Securities requested to be included in such registration by KoS and RoF (such exclusion to be pro rata, based upon the number of Telia Equity Securities requested to be included in such registration by each of KoS and RoF, respectively) and (iii) Telia Equity Securities to be registered by Telia for sale in a Telia Company Offering;

         1.2.2 if Telia proposes to effect a secondary registration on behalf of a person or entity other than RoF, and Telia shall have been advised in writing by a recognized independent investment banking firm selected by Telia and agreed by RoF, such agreement not to be unreasonably withheld, that, in such firm's opinion, the number of Telia Equity Securities proposed to be included in a registration under this Section 1.2 is greater than the number of Telia Equity Securities which can be offered without adversely affecting the offering, Telia shall be required to include in the registration only that number of Telia Equity Securities that the independent investment banking firm believes should be included therein without adversely affecting the offering, and Telia Equity Securities shall be excluded from the registration in the following order: (i) first, Telia Equity Securities requested to be registered by any person other than the person or entity on whose behalf the secondary registration is initially being made, Telia, KoS or RoF (to the extent KoS and/or RoF is not the entity on whose behalf the secondary registration is initially being made), (ii) second, Telia Equity Securities requested to be included in such registration by KoS and RoF (to the extent KoS and/or RoF is not the entity on whose behalf the secondary registration is initially being made), such exclusion to be pro rata, based upon the number of Telia Equity Securities requested to be included in such registration by each of KoS and RoF, respectively, (iii) Telia Equity Securities requested to be registered by Telia and (iv) the Telia Equity Securities of the person or entity on whose behalf the secondary registration is initially being made;

         1.2.3 Telia may, in its sole discretion, delay any offering of Telia Equity Securities for which registration of Registrable Securities also is effected under this Section 1.2 by giving written notice of the delay to RoF; provided, however, that if
                  (i) the registration statement with respect to the offering is not yet effective and the delay extends for more than 30 calendar days from the date of the written notice of delay under this Section 1.2 or (ii) the registration statement with respect to the offering has been declared effective by the SEC and the closing of the offering is delayed for more than 24 hours, RoF may withdraw its Registrable Securities from the offering, without penalty, and thereupon Telia shall be relieved of its obligation to register such Registrable Securities, without prejudice, however to the rights of RoF to include Registrable Securities in any future registrations pursuant to this Section 1.2;

         1.2.4 Telia shall not be required to register any Registrable Securities under this Section 1.2 unless the aggregate number of Registrable Securities proposed to be registered by RoF represents at least 2.5% of outstanding Telia Shares; and

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         1.2.5    Telia shall have the right to select the managing underwriter for any underwritten offering effected pursuant to this
                  Section 1.2.

         No registration of Registrable Securities effected under this Section
         1.2 shall relieve Telia of its obligation to effect a registration of Registrable Securities pursuant to Section 1.1.

1.3      RULE 144 INFORMATION
         With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, at all times, Telia agrees to use its reasonable best efforts to:

         1.3.1 make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, to the extent required from time to time to enable RoF and its successors and assigns to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC;

         1.3.2 file with and furnish to the SEC in a timely manner all reports and other documents required of Telia under the Securities Act and the Exchange Act; and

         1.3.3 promptly furnish to RoF upon request a written statement by Telia as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Telia and such other reports and documents so filed by Telia as RoF may reasonably request in availing itself of any rule or regulation of the SEC and applicable state securities laws ("BLUE SKY LAWS") allowing RoF to sell any Registrable Securities without registration.

1.4      ADDITIONAL RIGHTS

         If Telia at any time grants to any other shareholder any rights to request Telia to effect the registration under the Securities Act of any Telia Equity Securities on terms that in the opinion of RoF are more favourable to such shareholder than the terms set forth in this Agreement, the terms of this Agreement shall be deemed amended or supplemented to the extent necessary to provide RoF such more favourable rights and benefits.

2        REGISTRATION PROCEDURES

2.1      REGISTRATION PROCEDURES

         If and whenever Telia is required to use its reasonable best efforts to effect or cause to be effected the registration under the Securities Act of any Registrable Securities, as provided in this Agreement, Telia will use its reasonable best efforts to as expeditiously as is practicable:

         2.1.1 prepare and promptly (in any event within 60 calendar days upon written notice by RoF) file or cause to be filed with the SEC a registration statement or statements under the Securities Act on the appropriate form or forms with respect to such securities to be offered and use its reasonable best efforts to cause such registration statement or statements to become and remain effective until the earlier of (i) such time as all such securities have been disposed of in accordance with the intended methods of disposition by RoF set forth in such registration statement or statements and (ii) 270 calendar days after the effective date of such registration statement or statements;

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         2.1.2    prepare and file or cause to be filed with the SEC such
                  amendments (including post-effective amendments) and supplements to such registration statement or statements and the prospectus used in connection therewith as may be necessary to keep such registration statement or statements effective and to comply with the provisions of the Securities Act, the Exchange Act and Blue Sky Laws with respect to the disposition of such securities until the earlier of (i) such time as all such securities have been disposed of in accordance with the intended methods of disposition by RoF set forth in such registration statement or statements and (ii) 270 calendar days after the effective date of such registration statement or statements;

         2.1.3 furnish to RoF copies of any such registration statement or statements, any prospectus included therein (including any preliminary prospectus or summary prospectus) and any amendment or supplement thereto (including all documents incorporated by reference therein prior to the effectiveness of such registration statement or statements and all exhibits), which documents (other than documents incorporated by reference) will be subject to the prior review of RoF for a period of at least three Business Days or such shorter period as RoF may agree, and (i) with respect to a registration under
                  Section 1.1 of this Agreement, Telia shall not file or cause to be filed with the SEC any such registration statement or statements, prospectus, amendment or supplement to which RoF, shall reasonably object within three Business Days of receipt thereof and (ii) with respect to a registration under Section
                  1.2 hereof, prior to filing or causing to be filed with the SEC any such registration statement or statements, prospectus, amendment or supplement, Telia will consider the reasonable objections of RoF which are conveyed to it and consult with RoF and its advisors to resolve the objections;

         2.1.4 furnish to RoF and to any underwriter of such securities, such number of conformed copies of such registration statement or statements and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement or statements (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or statements or prospectus and such other documents as RoF or such underwriter may reasonably request in order to facilitate the public sale or other disposition of such securities;

         2.1.5 register or qualify all the securities covered by such registration statement or statements under such other securities laws or Blue Sky Laws of such jurisdictions as RoF or any underwriter of such securities shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable RoF or any underwriter to consummate the disposition in such jurisdictions of the securities covered by such registration statement or statements; provided that Telia shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where but for the requirements of this Section 2.1.5, it would not be obligated to be so qualified, or to subject itself to any taxation in any such jurisdiction, or to subject itself to or consent to general or unlimited service of process in any jurisdiction where it is not then so subject;

         2.1.6 comply with all applicable rules and regulations of the SEC and make generally available to its securityholders, in each case as soon as practicable, an earnings

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                  statement of Telia which will satisfy the provisions of
                  Section 11(a) of the Securities Act;

         2.1.7 if requested by the underwriters for any underwritten offering of Registrable Securities pursuant to Section 1.1 of this Agreement, Telia will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations, warranties, covenants and indemnities by Telia and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including without limitation such underwriters' form of indemnities and contribution and the provision of an opinion of counsel and, if applicable, a "cold comfort" letter;

         2.1.8 list such securities on each securities exchange or quote such securities on each quotation system as RoF or the underwriters of the offering may reasonably designate;

         2.1.9 cooperate with RoF and each underwriter or agent participating in the disposition of such securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

         2.1.10 (i) immediately notify RoF at any time when a prospectus relating to a registration pursuant to Sections 1.1 or 1.2 of this Agreement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement or statements, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading and (ii) at the request of RoF, prepare and furnish to RoF or the managing underwriter a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading. RoF agrees not to sell any Registrable Securities registered under Sections 1.1 or 1.2 hereof if RoF has been notified of the happening of an event under clause (i) of this Section 2.1.10 until RoF or the managing underwriter has received such copies of the supplement or amendment as aforesaid and is further notified by Telia that the prospectus included in the registration statement, as then in effect, no longer includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading;

         2.1.11 (i) furnish to RoF, addressed to RoF, an opinion of counsel for Telia, such counsel to be approved by RoF and such approval not to be unreasonably withheld or delayed, dated the date of the closing of the sale of the securities under the underwriting agreement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of Telia's counsel delivered to underwriters in underwritten public offerings of securities and, in the case of a registration pursuant to Section 1.1, such other matters as RoF may reasonably request, and (ii) if permitted by applicable accounting standards, use its best efforts to furnish to RoF, addressed to RoF, a "cold comfort" letter signed by the independent public

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                  accountants who have certified Telia's financial statements included in or incorporated by reference into such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein), and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of a registration pursuant to Section 1.1, such other matters as RoF may reasonably request;

         2.1.12 execute and deliver all instruments and documents and take such other actions and obtain all such other certificates and opinions as is customary in an underwritten offering;

         2.1.13 in connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, make available for inspection by RoF, by any underwriter participating in any disposition to be effected pursuant to such registration statement or statements, by any depositary with respect to Registrable Securities covered by such registration statement or statements and by any attorney, accountant, auditor or other agent retained by RoF or any such underwriter or depositary, all pertinent financial and other records, pertinent corporation documents and properties of Telia, and cause Telia's officers, directors and employees to supply all information reasonably requested by RoF or any such underwriter, attorney, accountant, auditor or agent in connection with such registration statement or statements and such opportunities to discuss the business of Telia with its officers and the independent public accountants who have certified its financial statements and perform such other diligence as shall be necessary, to conduct a reasonable investigation within the meaning of the Securities Act subject, in each case, to such customary confidentiality undertakings as Telia shall reasonably request.

         2.1.14 notify RoF as soon as practicable and confirm the notice in writing (i) when a registration statement or statements pertaining to the Registrable Securities becomes effective,
                  (ii) when the filing of a post-effective amendment to such registration statement or statement or supplement to or amendment of the related prospectus is required, when the same is filed, and in the case of a post-effective amendment, when the same becomes effective, (iii) of the receipt of any comments from the SEC, (iv) of any request by the SEC to amend the registration statement or statements or amend or supplement the related prospectus or for additional information, (v) of the entry of any stop order suspending the effectiveness of such registration statement or of the initiation of any proceedings for that purpose and (vi) of the suspension of the qualification of any Registrable Securities for offering or sale in any jurisdiction or of the initiation of any proceedings for that purpose;

         2.1.15 prevent the issuance of any stop order suspending the effectiveness of the registration statement or statements or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

         2.1.16 provide and cause to be maintained a transfer agent and registrar for all Registrable Securities registered pursuant to a registration statement or statements pertaining to such securities and a CUSIP number for all such securities, in each case from and after a date not later than the effective date of such registration

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                  statement or statements, and to instruct such transfer agent
                  (i) to release any stop transfer orders with respect to the Registrable Securities being sold and (ii) to furnish certificates without restrictive transfer legends representing ownership of the Registrable Securities being sold, in such denominations requested by RoF or the lead underwriter;

         2.1.17 if requested by the managing underwriter or agent or RoF, promptly incorporate and, in the case of ADSs, promptly cause to be incorporated in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or RoF reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by RoF to such underwriter or agent, the purchase price being paid therefore by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make and, in the case of ADSs, cause to be made all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

         2.1.18 cooperate with RoF and the managing underwriter or agent or depositary, if any, to facilitate the timely preparation and delivery of certificates, if applicable, representing the securities to be sold under the registration statement or statements, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or RoF may request;

         2.1.19 make its directors, officers and employees available to participate in such marketing tours, meetings and other customary selling efforts, at such locations, as RoF or the managing underwriter may reasonably request; and

         2.1.20 enter into such agreements and take such other actions with the same diligence as it would devote to a primary offering as RoF or the managing underwriter reasonably requires in order to expedite or facilitate the disposition of such Registrable Securities.

2.2      LOCK-UP

         2.2.1 If a registration pursuant hereto involves an underwritten offering, Telia agrees, if and to the extent reasonably requested by the managing underwriter of such offering, (i) not to effect any public sale or distribution of any of its Telia Equity Securities (or a transaction that would have a similar economic effect as such a sale or distribution of Telia Equity Securities such as a swap or other hedging transaction whether settled in cash or securities) during a period of up to 90 calendar days after the effective date of such registration (except for securities sold in such underwritten offering or except in connection with a stock option plan, purchase plan, savings or similar plan, the exercise of then outstanding options, warrants and other convertible securities or an acquisition, merger, exchange offer or other similar acquisition or business combination transaction) without the consent of such managing underwriter and (ii) to use its reasonable best efforts to cause its officers and directors and each holder of at least 5% of Telia Shares to agree not to effect any sale or distribution (other than a private sale to a transferee who or which agrees to the same restrictions to which the transferor is subject) of any Telia Equity Securities owned or controlled by any of them or their respective family members (or a transaction that would have a similar economic effect as such a sale or distribution of Telia Equity Securities such as a swap or other hedging transaction whether settled in cash or securities) during a period of up to 90 calendar days after the effective date of the registration statement (except as part of and pursuant to such underwritten offering) without the consent of such managing underwriter; provided that no person shall be subject to the foregoing more than once in any twelve (12) month period.

         2.2.2 If a registration pursuant hereto involves an underwritten offering, which includes Registrable Securities, RoF will agree, if and to the extent reasonably requested by the managing underwriter in such offering, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act (but excluding those securities sold in such underwritten offering) (or a transaction that would have a similar economic effect as such a sale or distribution of Telia Equity Securities such as a swap or other hedging transaction whether settled in cash or securities), of any Telia Equity Securities owned by RoF, without the consent of such managing underwriter, such consent not to be unreasonably withheld or delayed, during a period commencing on the effective date of such registration and ending a number of calendar days thereafter not exceeding 90 days as such managing underwriter shall reasonably determine is required to effect a successful offering; provided that such agreement is on terms which are at least as favourable to RoF, in form and substance, as those provided in other "lock-up" agreements of other stockholders of Telia who execute such agreements in connection with such offering; provided, further, that RoF shall not be subject to the foregoing more than once in any twelve (12) month period.

2.3      REGISTRATION EXPENSES

         2.3.1 If and to the extent required by RoF, Telia will pay all reasonable Registration Expenses in connection with any registration of Registrable Securities pursuant to Sections
                  1.1 and 1.2 of this Agreement, provided, however, Telia will not be required to pay (i) any underwriting discounts or selling commissions attributable to Registrable Securities in connection with any such registrations or (ii) the fees of RoF's professional advisers in connection with such registrations; provided, however, that in the event that any professional advisers selected by RoF are also acting as professional advisers to Telia in connection with a Telia Company Offering, Telia will pay the fees of such professional advisers in connection with such Telia Company Offering.

         2.3.2 As used in this Agreement, "REGISTRATION EXPENSES" shall include all expenses incident to the performance of or compliance by Telia with the registration requirements set forth in this Agreement, including, without limitation, the following:

                  (i) the fees, disbursements and expenses of Telia's counsel, including those of any local counsel retained by or on behalf of Telia in any jurisdiction, accountants, independent experts retained by or on behalf of Telia and transfer agents in connection with the registration of securities to be disposed of under the Securities Act, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance;

                  (ii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities;

                  (iii) all expenses in connection with the preparation, printing and filing of the registration statement or statements, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto, including all filing fees (i.e., SEC and stock exchange or NASD registration and filing fees, the fees and expenses of any "qualified independent underwriter", as such term is defined in Schedule E to the by-laws of the NASD, and of its counsel), and the mailing and delivering of copies thereof;

                  (iv) all fees and expenses incurred in connection with the creation of ADSs, including the reasonable fees and disbursements of the depositary for such ADSs that Telia, and not the depositary, is required to pay;

                  (v) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of;

                  (vi) the cost of printing or producing and the issuance and delivery of certificates for the securities;

                  (vii) all expenses in connection with the qualification of the securities for offering and sale under international and Blue Sky Laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; and

                  (viii) all fees and expenses incurred in connection with the listing or quotation of the securities on stock exchanges or quotation systems.

2.4      INDEMNIFICATION

         2.4.1 Telia agrees in connection with any registration of Registrable Securities to indemnify and reimburse, to the extent permitted by law, RoF and any person or entity who has lawfully acted on behalf of RoF against all losses, claims, damages, liabilities and expenses (including reasonable legal expenses and any reasonable expenses incurred in investigating any claims) caused by any untrue or alleged untrue statement of a material fact contained in the registration statement or statements pertaining to the Registrable Securities or any amendment or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any preliminary prospectus or prospectus (including any amendment or supplement thereto), as of its date, containing any untrue statement of material fact or omitting to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by, or contained in, any information furnished in writing to Telia by RoF stating that it is to be used in the preparation thereof or by RoF's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Telia has furnished to RoF a sufficient number of copies of the same. In connection with an underwritten offering, Telia shall, upon request, agree in writing to indemnify such underwriters, their officers and directors and each person or entity that controls such underwriters (within the meaning of the Securities Act) to substantially the same extent as provided above with respect to the indemnification of RoF.

         2.4.2 In connection with the registration of the Registrable Securities, Telia may request that RoF indemnify and reimburse, to the extent permitted by law, Telia and any person or entity who has lawfully acted on behalf of Telia against all losses, claims, damages, liabilities and expenses (including reasonable legal expenses and any reasonable expenses incurred in investigating any claims) caused by any information furnished in writing (such writing to specifically state that the information contained therein may be used in the preparation of the registration statement pertaining to the Registrable Securities) by RoF to Telia which contained any untrue or alleged untrue statement of material fact contained in the registration statement pertaining to the Registrable Securities, prospectus or preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that in no event shall the liability of RoF for indemnities exceed -------- the net amount of proceeds received by RoF from the sale of its Registrable Securities pursuant to such Registration Statement.

2.5      CONTRIBUTION

         2.5.1 If the indemnification provided for in Section 2.4 from the indemnifying party is unavailable to the indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party or parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party or parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party or parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this
                  Section 2.5 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         2.5.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 2.5.1. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

3        TERM

         This Agreement shall terminate at the earliest of:

         (i) the day RoF ceases to hold at least five percent of the outstanding Telia Shares; or

         (ii) at the request of RoF.



4        MISCELLANEOUS

4.1      ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES

         This Agreement and the other agreements contemplated hereby and instruments delivered pursuant hereto and thereto constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and, except as otherwise expressly provided herein including, without limitation, in Section 4.6 hereof, is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

4.2      REGULATORY COOPERATION

         4.2.1 The parties shall cooperate with each other to ensure that all information necessary or desirable for the making of (or responding to any requests for further information consequent upon) any notifications or filings made in connection with this Agreement, the transactions contemplated hereunder or any on-going regulatory filings or other obligations in connection with the operations of Telia or any of its subsidiaries, is supplied to the party responsible for such notifications and filings.

         4.2.2 Telia may require RoF to furnish to it such information regarding RoF and the distribution of Registrable Securities that Telia may from time to time reasonably request in writing and as shall be required by law or by the SEC, a national securities exchange or the NASD in connection with a registration pursuant to this Agreement.

4.3      NOTICES

         Any notice, request, instruction or other document to be given hereunder by either party to another party shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation (with a confirming copy sent by overnight courier) if sent by facsimile or like transmission, and on the next business day when sent by overnight courier, to the party at the following addresses (or such other addresses for a party as shall be specified by like notice):

4.3.1    IF TO TELIA:

                 Telia AB

                 Address:   Marbackagatan 11

                            Farsta 123 86

                            Sweden

                 Fax:       +46 8 94 64 70

                 Attention: Jan-Henrik Ahrnell, General Counsel



4.3.2    IF TO ROF:

                  Ministry of Transport and Communications

                  Address:   Etelaesplanadi 16, 00131 Helsinki

                  Fax:       +358-9-160-9517

                  Attention: Samuli Haapasalo, Director


4.4      GOVERNING LAW; ARBITRATION

         4.4.1 This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein, without regard to the principles of conflicts of laws thereof.

         4.4.2 Any dispute, controversy or claim concerning the validity, scope, meaning, construction, application or effect of this Agreement or the breach, termination or invalidity thereof shall be finally settled by arbitration in Stockholm in accordance with the rules of the Arbitration Institute of the Stockholm Chamber of Commerce. Telia and RoF shall each appoint one arbitrator and the two arbitrators shall appoint a third arbitrator who shall be the chairman. The arbitration proceedings shall be conducted in the English language.

4.5      SEVERABILITY

         Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. Upon such determination that any term or other provision is invalid or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

4.6      SUCCESSORS; ASSIGNS; TRANSFEREES

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and, with respect to RoF, any affiliate (within the meanings of Rule 405 under the Securities Act) to which RoF has transferred any legal or beneficial interest, in whole or in part, in Registrable Securities, provided such entity continues to be an affiliate of RoF at the time it seeks to exercise its rights pursuant to this Agreement.

4.7      AMENDMENTS; WAIVERS

         This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the parties.

4.8      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

4.9      EFFECTIVE DATE

         This Agreement shall be effective on the first business day following the date on which Telia Equity Securities are issued to RoF in exchange for Sonera Shares pursuant to the

         Combination Agreement and, if such date of issue shall not have occurred by January 1, 2003, this Agreement shall terminate.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first written above.



                               TELIA AB


                               By:  /s/ Anders Igel

                               Name: Anders Igel
                               Title: President and Chief Executive Officer


                               By:  /s/ Jan Henrik Ahrnell

                               Name: Jan Henrik Ahrnell
                               Title: Vice President and General Counsel




                               THE KINGDOM OF SWEDEN


                               By:  /s/ Kimmo Sasi

                               Name: Kimmo Sasi
                               Title: Minister of Transport and Communications


                               By:  /s/ Samuli Haaposalo

                               Name: Samuli Haaposalo
                               Title: Director General

                                     ANNEX A

                                   DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

(i)      "ADSS" means American Depositary Shares.

(ii) "BENEFICIAL OWNERSHIP" has the same meaning as in Rule 13d-3 promulgated under the Exchange Act.

(iii) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which the SEC is not open to receive filings.

(iv)     "CLOSING DATE" means the day of the consummation of the Exchange Offer.

(v) "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(vi) "EXCHANGE OFFER" means Telia's exchange offer to acquire all the Sonera Shares, Sonera ADSs and certain other securities of Sonera, on the terms and subject to the conditions included in the Combination Agreement.

(vii) "PERSON" shall mean an individual, corporation, unincorporated association, partnership, a 13D Group, trust, joint stock company, joint venture, business trust or unincorporated organization, limited liability company, any governmental entity or any other entity of whatever nature.

(viii) "REGISTER", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

(ix) "REGISTRABLE SECURITIES" shall mean (i) any Telia Equity Security held by RoF, (ii) any Telia Shares issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Telia Equity Security and (iii) any Telia Shares issued by way of a stock split of the Telia Equity Security referred to in clauses (i) or (ii) above. For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) such Registrable Securities shall have been distributed pursuant to Rule 144 of the Securities Act (or any similar provision then in effect) under the Securities Act or (iii) such Registrable Securities shall cease to be outstanding.

(x)      "SEC" means the U.S. Securities and Exchange Commission.

(xi) "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(xii) "TELIA ADSS" means ADSs of Telia, each representing an amount of Telia Shares and represented by American Depositary Receipts of Telia.

(xiii) "TELIA EQUITY SECURITIES" means any (i) Telia Shares, (ii) securities of Telia convertible into or exchangeable for Telia Shares (including without limitation, Telia ADSs), and (iii) options, rights, warrants and similar securities issued by Telia to acquire Telia Shares

(xiv)    "TELIA SHARES" means shares in the capital stock of Telia.

(xv) "13D GROUP" means any "group" (within the meaning of Section 13(d) of the Exchange Act) formed for the purpose of acquiring, holding, voting or disposing of Telia Shares.